THE CUTLER TRUST

                            CUTLER EQUITY INCOME FUND
                        CUTLER APPROVED LIST EQUITY FUND

                      Supplement Dated February 24, 1999 to
                        Prospectus Dated October 30, 1998

     Page 7 of the Prospectus is amended by deleting the fifth and sixth paragraphs and replacing them with the following:

     Mr. Kenneth R. Cutler, Portfolio Manager for the Cutler Equity Income Fund, entered the investment business in 1945; between 1953 and 1962 he was principal operating and investment officer of two mutual funds; between 1962 and 1977 he held various investment positions; in 1977 he founded Cutler & Company, LLC. Mr. Cutler is the Chairman and Vice President of the Trust.

     Mr. Robert W. Lamberti, CFA, Portfolio Manager for the Cutler Approved List Equity Fund, received his B.S. from Purdue University and his M.B.A. in Finance from Temple University in 1995. From 1993 to 1995, Mr. Lamberti was an Economic Analyst and Treasury Analyst for the Rohm and Haas Company. From 1995 to 1997, Mr. Lamberti was a Senior Financial Analyst in the Emulsion Polymers Division at Air Products and Chemicals, Inc. From 1997 to April, 1998, he was a Senior Analyst at Value Research Corporation. Mr. Lamberti joined Cutler & Company, LLC as an assistant Portfolio Manager in April, 1998.